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                                                                      Exhibit 23


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration No. 333-36460 of eOn Communications Corporation on Form S-8 of our report dated September 7, 2000, appearing in this Annual Report on Form 10-K of eOn Communications Corporation for the year ended July 31, 2000.

/s/ Deloitte & Touche LLP
Memphis, Tennessee

October 27, 2000

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